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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT ACCOUNTS



We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 22, 2001 relating to the financial statements of ACADIA Pharmaceuticals Inc., which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Diego, California
February 1, 2001

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